MGI PHARMA, INC.

Presented at the UBS

Global Life Sciences Conference

September 27, 2004

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

Forward-Looking Statements

This presentation contains forward- looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

MGI PHARMA Mission & Strategy

MGI PHARMA is an oncology- focused biopharmaceutical company

We acquire, develop and commercialize proprietary pharmaceutical products that address patient needs

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

MGI PHARMA Recently completed transactions

Licensed WW rights to Dacogen™ (decitabine) from SuperGen

Acquiring Aesgen, a privately held company focused on treating side effects associated with cancer treatments

Acquired Zycos, a privately held company focused on the creation and development of oncology and antiviral products

Acquired oncology promotion rights for Kadian® capsules from Alpharma

Expanded Aloxi® rights to include postoperative nausea & vomiting and an oral formulation

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

MGI PHARMA Creating a leading biopharmaceutical company

Successful Aloxi injection launch in CINV

~20% market share

Completed two financings

Raised $169M in follow on and $252M in convertible offerings

Positioned MGI PHARMA to add additional products to pipeline

Focused efforts on acquiring product rights to leverage our capabilities & assets

Therapeutics: Dacogen, ZYC101a

Supportive care: Kadian, Saforis™

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

AloxiTM Injection

The Best-In-Class 5-HT3 antagonist for CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV)

Favorable head-to-head trials compared to market leaders

Strong binding affinity (potency)

Long half life

Extended activity

Exclusive U.S. & Canadian CINV rights obtained from Helsinn Healthcare SA in 2001; rights to PONV and oral formulation obtained in 2003

Approx. 20% CINV market share in July

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

AloxiTM Injection U.S. 5-HT3 cancer market approaching $1BN

$0

$200,000

$400,000

$600,000

$800,000

$1,000,000

$1,200,000

$1,400,000

$1,600,000

$1,800,000

1999

2000

2001

2002

2003

Cancer market

PONV/other

Includes all indications, both I.V. and oral formulations. Ref: IMS National Sales Perspective report.

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

Aloxi® Launch Success Initial 12 months for each 5HT3 antagonist

Monthly IV Units (CINV) Reported by IMS

(000’s)

0 20 40 60 80 100 120 140

1 2 3 4 5 6 7 8 9 10 11 12

Launch Month

Zofran

Kytril

Anzemet

Aloxi

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATEINTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Kadian® Morphine sulfate sustained release capsules

3 year promotion agreement from Alpharma for oncology pain

Indicated for management of moderate to severe pain where treatment with an opioid analgesic is indicated for more than a few days

Oncology launch by MGI PHARMA in September 2004

Promotion revenue will be used to help offset R&D associated with new product candidates

Excellent fit with our oncology supportive care franchise

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Dacogen™ Anti-cancer agent with broad clinical activity

WW licensing agreement with SuperGen for Dacogen:

$40M equity investment, $45M in milestones

$15M committed development funding

20% to 30% royalty to SuperGen

Phase 3 trial in MDS complete

NDA and MAA submissions expected to be completed in Q404

Potential utility in MDS, AML, CML, solid tumors and sickle cell anemia

Phase 3 AML trial projected to begin early 2005

Leverages MGI PHARMA’s core capabilities of oncology product development, regulatory expertise, and sales & marketing

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Saforis™ Phase 3 candidate for oral mucositis

To be obtained through acquisition of Aesgen

$32M in cash plus milestone payments

5% royalty on sales to Aesgen shareholders

Proprietary formulation of L-glutamine

One phase 3 trial complete in breast cancer patients

Primary endpoint met (p=0.026): overall 22% risk reduction (WHO?2) vs. placebo

Significant activity in prevention of WHO grade 3 mucositis

Second phase 3 trial expected to begin early 2005

Builds on MGI PHARMA’s existing supportive care expertise and relationships with thought leaders

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

ZYC101a Immunotherapeutic for cervical dysplasia

Obtained through acquisition of Zycos

$50M cash transaction

Immune response therapeutic for treatment of cervical dysplasia, a precancerous condition

Phase 2 study completed in 161 patients:

In a prospectively defined population of patients under age 25, resolution of high grade dysplasia observed in 70% vs. 23% of placebo patients

Overall, 43% resolution for ZYC101a patients vs. 27% of placebo patients

Phase 3 pivotal program expected to begin early 2005

Target gynecologist audience overlaps with Aloxi PONV call

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA Product portfolio

Aloxi® Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

Kadian® Capsules (oncology pain)

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

ZYC300 (solid tumors)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Irofulven

A novel, broadly active cytotoxic

New chemotherapeutic class

Novel mechanism of action

Activity independent of P53 and bcl-2 status

Monotherapy activity in prostate, liver, ovarian and pancreatic cancers

Combination activity in prostate, colorectal and thyroid cancers

Strong patent position and exclusive worldwide rights

HRPC combination trial underway

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIEINTS

FY 2004 Financial Guidance Updated September 27, 2004

Aloxi injection sales of $140 to $150 million

Other product sales of approx. $27 million

Licensing revenue of approximately $3 million

Cost of product sales as a percent of sales revenue of approximately 31%

SG&A expenses of approximately $73 million

R&D expenses of approx. $40 million, excluding an estimate of one-time in-process research and development and nonrecurring transaction expenses of $96 million

Q3 R&D is expected to be approximately $7.5M, excluding non-recurring transaction expenses

Loss before interest & taxes of $85 million

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

FY 2005 Financial Guidance As provided September 1, 2004

Total revenues of approx. $280 million

Total operating expenses of $205 million

EBIT of $75 million

Product candidates acquired and announced on September 1, 2004 could add $500 million in combined net sales to revenue 3 to 4 years after launch

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

Balance Sheet (in thousands)

June 30, 2004

Cash and Marketable Investments

Total Assets

Long-term Debt

Total Shareholders’ Equity

Shares Outstanding, Fully Diluted*

Actual

$412,063

$488,697

$260,172

$197,750

75,944

*Excludes approx. 8.27 million shares that could be issue upon conversion of our debt

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA Focused Execution

Maximize commercial potential of Aloxi injection in the $1 billion CINV market

Leverage sales force by launching in-licensed, acquired and co-promoted products, including Kadian® capsules

Advance the development of clinical product candidates, including:

Aloxi injection for PONV

Aloxi oral formulation

Dacogen

Saforis

ZYC101a

Irofulven

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

MGI PHARMA, INC.

Building a Leading Oncology-Focused

Biopharmaceutical Company

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS